LIFETIME PLUS BENEFIT INVESTMENT OPTIONS
                               CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]


ALLOCATION GUIDELINES:
[1.  Currently, you can select up to [15] of the Investment Options.
2.  Allocations must be made in whole percentages.]

INVESTMENT OPTIONS:
     VARIABLE ACCOUNT:  [Allianz Life Variable Account B]
Shown  below  are  the  Investment  Options.   Groups  A, B and C are subject to
certain restrictions on allocations, as described in the Asset Allocation Rider.

----------------------------------------------
|[GROUP A INVESTMENT OPTIONS                 |
----------------------------------------------
|AZL COLUMBIA TECHNOLOGY                     |
----------------------------------------------
|FRANKLIN GLOBAL COMMUNICATIONS SECURITIES   |
----------------------------------------------
|DAVIS VA FINANCIAL PORTFOLIO                |
----------------------------------------------
|PIMCO VIT COMMODITY PORTFOLIO               |
----------------------------------------------
|AZL SCHRODER EMERGING MARKETS EQUITY FUND   |
----------------------------------------------
|AZL VAN KAMPEN GLOBAL REAL ESTATE           |
----------------------------------------------
|AZL DREYFUS PREMIER SMALL CAP VALUE         |
----------------------------------------------
|AZL FRANKLIN SMALL CAP VALUE                |
----------------------------------------------
|AZL SCHRODER INTERNATIONAL SMALL CAP        |
----------------------------------------------
|AZL SMALL CAP STOCK INDEX                   |
----------------------------------------------
|AZL OCC OPPORTUNITY                         |
----------------------------------------------
|AZL TURNER QUANTITATIVE SMALL CAP GROWTH]   |
----------------------------------------------
|                                            |
----------------------------------------------
|[GROUP B INVESTMENT OPTIONS                 |
----------------------------------------------
|AZL NEUBERGER BERMAN REGENCY                |
----------------------------------------------
|OPCAP MID CAP                               |
----------------------------------------------
|AZL VAN KAMPEN MID CAP GROWTH               |
----------------------------------------------
|AZL AIM INTERNATIONAL EQUITY                |
----------------------------------------------
|AZL OPPENHEIMER INTERNATIONAL GROWTH        |
----------------------------------------------
|AZL NACM INTERNATIONAL FUND                 |
----------------------------------------------
|AZL OPPENHEIMER GLOBAL                      |
----------------------------------------------
|AZL VAN KAMPEN GLOBAL FRANCHISE             |
----------------------------------------------
|MUTUAL DISCOVERY SECURITIES                 |
----------------------------------------------
|TEMPLETON GROWTH SECURITIES                 |
----------------------------------------------
|AZL DAVIS NY VENTURE                        |
----------------------------------------------
|AZL OCC VALUE                               |
----------------------------------------------
|AZL VAN KAMPEN GROWTH AND INCOME            |
----------------------------------------------
|AZL VAN KAMPEN COMSTOCK                     |
----------------------------------------------
|MUTUAL SHARES SECURITIES                    |
----------------------------------------------
|AZL FIRST TRUST TARGET DOUBLEPLAY           |
----------------------------------------------
|AZL JENNISON 20/20 FOCUS                    |
----------------------------------------------
|AZL LEGG MASON VALUE                        |
----------------------------------------------
|AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN|
----------------------------------------------
|AZL OPPENHEIMER MAIN STREET                 |
----------------------------------------------
|AZL S&P 500 INDEX FUND                      |
----------------------------------------------
|AZL TARGETPLUS EQUITY                       |
----------------------------------------------
|AZL DREYFUS FOUNDERS EQUITY GROWTH          |
----------------------------------------------
|AZL LEGG MASON GROWTH                       |
----------------------------------------------
|AZL LMP LARGE CAP GROWTH                    |
----------------------------------------------
|AZL JENNISON GROWTH]                        |
----------------------------------------------
|                                            |
----------------------------------------------

S40788

-------------------------------------------
|[GROUP C INVESTMENT OPTIONS              |
-------------------------------------------
|AZL FUSION GROWTH                        |
-------------------------------------------
|AZL FUSION MODERATE                      |
-------------------------------------------
|AZL TARGETPLUS GROWTH                    |
-------------------------------------------
|AZL TARGETPLUS MODERATE                  |
-------------------------------------------
|FRANKLIN TEMPLETON VIP FOUNDING FUNDS    |
-------------------------------------------
|AZL VAN KAMPEN EQUITY AND INCOME         |
-------------------------------------------
|BLACKROCK GLOBAL ALLOCATION VI FUND      |
-------------------------------------------
|AZL FUSION BALANCED                      |
-------------------------------------------
|AZL TARGETPLUS BALANCED                  |
-------------------------------------------
|FRANKLIN INCOME SECURITIES               |
-------------------------------------------
|PIMCO VIT ALL ASSET PORTFOLIO            |
-------------------------------------------
|PIMCO VIT EMERGING MARKETS BOND PORTFOLIO|
-------------------------------------------
|PIMCO VIT GLOBAL BOND PORTFOLIO          |
-------------------------------------------
|TEMPLETON GLOBAL INCOME SECURITIES       |
-------------------------------------------
|FRANKLIN HIGH INCOME                     |
-------------------------------------------
|PIMCO VIT HIGH YIELD                     |
-------------------------------------------
|FRANKLIN ZERO COUPON 2010                |
-------------------------------------------
|PIMCO VIT TOTAL RETURN PORTFOLIO         |
-------------------------------------------
|PIMCO VIT REAL RETURN PORTFOLIO          |
-------------------------------------------
|FRANKLIN U.S.GOVERNMENT                  |
-------------------------------------------
|AZL MONEY MARKET]                        |
-------------------------------------------



S40788

                         TARGET DATE RETIREMENT BENEFIT
                      INVESTMENT OPTIONS CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]

ALLOCATION GUIDELINES:
[1.  Currently, you can select up to [15] of the Investment Options.
2.  Allocations must be made in whole percentages.]

INVESTMENT OPTIONS:
     VARIABLE ACCOUNT:  [Allianz Life Variable Account B]
Shown below are the Investment Options. Groups A, B, X and Y are subject to certain restrictions as described in the Target Benefit Asset Allocation Rider.

----------------------------------------------
|[GROUP A INVESTMENT OPTIONS                 |
----------------------------------------------
|AZL COLUMBIA TECHNOLOGY                     |
----------------------------------------------
|FRANKLIN GLOBAL COMMUNICATIONS SECURITIES   |
----------------------------------------------
|DAVIS VA FINANCIAL PORTFOLIO                |
----------------------------------------------
|PIMCO VIT COMMODITY PORTFOLIO               |
----------------------------------------------
|AZL SCHRODER EMERGING MARKETS EQUITY FUND   |
----------------------------------------------
|AZL VAN KAMPEN GLOBAL REAL ESTATE           |
----------------------------------------------
|AZL DREYFUS PREMIER SMALL CAP VALUE         |
----------------------------------------------
|AZL FRANKLIN SMALL CAP VALUE                |
----------------------------------------------
|AZL SCHRODER INTERNATIONAL SMALL CAP        |
----------------------------------------------
|AZL SMALL CAP STOCK INDEX                   |
----------------------------------------------
|AZL OCC OPPORTUNITY                         |
----------------------------------------------
|AZL TURNER QUANTITATIVE SMALL CAP GROWTH]   |
----------------------------------------------
|                                            |
----------------------------------------------
|[GROUP B INVESTMENT OPTIONS                 |
----------------------------------------------
|AZL NEUBERGER BERMAN REGENCY                |
----------------------------------------------
|OPCAP MID CAP                               |
----------------------------------------------
|AZL VAN KAMPEN MID CAP GROWTH               |
----------------------------------------------
|AZL AIM INTERNATIONAL EQUITY                |
----------------------------------------------
|AZL OPPENHEIMER INTERNATIONAL GROWTH        |
----------------------------------------------
|AZL NACM INTERNATIONAL FUND                 |
----------------------------------------------
|AZL OPPENHEIMER GLOBAL                      |
----------------------------------------------
|AZL VAN KAMPEN GLOBAL FRANCHISE             |
----------------------------------------------
|MUTUAL DISCOVERY SECURITIES                 |
----------------------------------------------
|TEMPLETON GROWTH SECURITIES                 |
----------------------------------------------
|AZL DAVIS NY VENTURE                        |
----------------------------------------------
|AZL OCC VALUE                               |
----------------------------------------------
|AZL VAN KAMPEN GROWTH AND INCOME            |
----------------------------------------------
|AZL VAN KAMPEN COMSTOCK                     |
----------------------------------------------
|MUTUAL SHARES SECURITIES                    |
----------------------------------------------
|AZL FIRST TRUST TARGET DOUBLEPLAY           |
----------------------------------------------
|AZL JENNISON 20/20 FOCUS                    |
----------------------------------------------
|AZL LEGG MASON VALUE                        |
----------------------------------------------
|AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN|
----------------------------------------------
|AZL OPPENHEIMER MAIN STREET                 |
----------------------------------------------
|AZL S&P 500 INDEX FUND                      |
----------------------------------------------
|AZL TARGETPLUS EQUITY                       |
----------------------------------------------
|AZL DREYFUS FOUNDERS EQUITY GROWTH          |
----------------------------------------------
|AZL LEGG MASON GROWTH                       |
----------------------------------------------
|AZL LMP LARGE CAP GROWTH                    |
----------------------------------------------
|AZL JENNISON GROWTH]                        |
----------------------------------------------
|                                            |
----------------------------------------------

S40789

-------------------------------------------
|[GROUP X INVESTMENT OPTIONS              |
-------------------------------------------
|AZL FUSION GROWTH                        |
-------------------------------------------
|AZL FUSION MODERATE                      |
-------------------------------------------
|AZL TARGETPLUS GROWTH                    |
-------------------------------------------
|AZL TARGETPLUS MODERATE                  |
-------------------------------------------
|FRANKLIN TEMPLETON VIP FOUNDING FUNDS    |
-------------------------------------------
|AZL VAN KAMPEN EQUITY AND INCOME         |
-------------------------------------------
|BLACKROCK GLOBAL ALLOCATION VI FUND]     |
-------------------------------------------
|                                         |
-------------------------------------------
|[GROUP Y INVESTMENT OPTIONS              |
-------------------------------------------
|AZL FUSION BALANCED                      |
-------------------------------------------
|AZL TARGETPLUS BALANCED                  |
-------------------------------------------
|FRANKLIN INCOME SECURITIES               |
-------------------------------------------
|PIMCO VIT ALL ASSET PORTFOLIO            |
-------------------------------------------
|PIMCO VIT EMERGING MARKETS BOND PORTFOLIO|
-------------------------------------------
|PIMCO VIT GLOBAL BOND PORTFOLIO          |
-------------------------------------------
|TEMPLETON GLOBAL INCOME SECURITIES       |
-------------------------------------------
|FRANKLIN HIGH INCOME                     |
-------------------------------------------
|PIMCO VIT HIGH YIELD                     |
-------------------------------------------
|FRANKLIN ZERO COUPON 2010                |
-------------------------------------------
|PIMCO VIT TOTAL RETURN PORTFOLIO         |
-------------------------------------------
|PIMCO VIT REAL RETURN PORTFOLIO          |
-------------------------------------------
|FRANKLIN U.S.GOVERNMENT                  |
-------------------------------------------
|AZL MONEY MARKET]                        |
-------------------------------------------


S40789

                               INVESTMENT OPTIONS
                               CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]


ALLOCATION GUIDELINES:
[1.  Currently, you can select up to [15] of the Investment Options.
2.  Allocations must be made in whole percentages.]

INVESTMENT OPTIONS:
     VARIABLE ACCOUNT:  [Allianz Life Variable Account B]
Shown  below  are  the  Investment  Options.   There are no restrictions on your
allocations to Groups A, B and C.

----------------------------------------------
|[GROUP A INVESTMENT OPTIONS                 |
----------------------------------------------
|AZL COLUMBIA TECHNOLOGY                     |
----------------------------------------------
|FRANKLIN GLOBAL COMMUNICATIONS SECURITIES   |
----------------------------------------------
|DAVIS VA FINANCIAL PORTFOLIO                |
----------------------------------------------
|PIMCO VIT COMMODITY PORTFOLIO               |
----------------------------------------------
|AZL SCHRODER EMERGING MARKETS EQUITY FUND   |
----------------------------------------------
|AZL VAN KAMPEN GLOBAL REAL ESTATE           |
----------------------------------------------
|AZL DREYFUS PREMIER SMALL CAP VALUE         |
----------------------------------------------
|AZL FRANKLIN SMALL CAP VALUE                |
----------------------------------------------
|AZL SCHRODER INTERNATIONAL SMALL CAP        |
----------------------------------------------
|AZL SMALL CAP STOCK INDEX                   |
----------------------------------------------
|AZL OCC OPPORTUNITY                         |
----------------------------------------------
|AZL TURNER QUANTITATIVE SMALL CAP GROWTH]   |
----------------------------------------------
|                                            |
----------------------------------------------
|[GROUP B INVESTMENT OPTIONS                 |
----------------------------------------------
|AZL NEUBERGER BERMAN REGENCY                |
----------------------------------------------
|OPCAP MID CAP                               |
----------------------------------------------
|AZL VAN KAMPEN MID CAP GROWTH               |
----------------------------------------------
|AZL AIM INTERNATIONAL EQUITY                |
----------------------------------------------
|AZL OPPENHEIMER INTERNATIONAL GROWTH        |
----------------------------------------------
|AZL NACM INTERNATIONAL FUND                 |
----------------------------------------------
|AZL OPPENHEIMER GLOBAL                      |
----------------------------------------------
|AZL VAN KAMPEN GLOBAL FRANCHISE             |
----------------------------------------------
|MUTUAL DISCOVERY SECURITIES                 |
----------------------------------------------
|TEMPLETON GROWTH SECURITIES                 |
----------------------------------------------
|AZL DAVIS NY VENTURE                        |
----------------------------------------------
|AZL OCC VALUE                               |
----------------------------------------------
|AZL VAN KAMPEN GROWTH AND INCOME            |
----------------------------------------------
|AZL VAN KAMPEN COMSTOCK                     |
----------------------------------------------
|MUTUAL SHARES SECURITIES                    |
----------------------------------------------
|AZL FIRST TRUST TARGET DOUBLEPLAY           |
----------------------------------------------
|AZL JENNISON 20/20 FOCUS                    |
----------------------------------------------
|AZL LEGG MASON VALUE                        |
----------------------------------------------
|AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN|
----------------------------------------------
|AZL OPPENHEIMER MAIN STREET                 |
----------------------------------------------
|AZL S&P 500 INDEX FUND                      |
----------------------------------------------
|AZL TARGETPLUS EQUITY                       |
----------------------------------------------
|AZL DREYFUS FOUNDERS EQUITY GROWTH          |
----------------------------------------------
|AZL LEGG MASON GROWTH                       |
----------------------------------------------
|AZL LMP LARGE CAP GROWTH                    |
----------------------------------------------
|AZL JENNISON GROWTH]                        |
----------------------------------------------
|                                            |
----------------------------------------------

S40796

-------------------------------------------
|[GROUP C INVESTMENT OPTIONS              |
-------------------------------------------
|AZL FUSION GROWTH                        |
-------------------------------------------
|AZL FUSION MODERATE                      |
-------------------------------------------
|AZL TARGETPLUS GROWTH                    |
-------------------------------------------
|AZL TARGETPLUS MODERATE                  |
-------------------------------------------
|FRANKLIN TEMPLETON VIP FOUNDING FUNDS    |
-------------------------------------------
|AZL VAN KAMPEN EQUITY AND INCOME         |
-------------------------------------------
|BLACKROCK GLOBAL ALLOCATION VI FUND      |
-------------------------------------------
|AZL FUSION BALANCED                      |
-------------------------------------------
|AZL TARGETPLUS BALANCED                  |
-------------------------------------------
|FRANKLIN INCOME SECURITIES               |
-------------------------------------------
|PIMCO VIT ALL ASSET PORTFOLIO            |
-------------------------------------------
|PIMCO VIT EMERGING MARKETS BOND PORTFOLIO|
-------------------------------------------
|PIMCO VIT GLOBAL BOND PORTFOLIO          |
-------------------------------------------
|TEMPLETON GLOBAL INCOME SECURITIES       |
-------------------------------------------
|FRANKLIN HIGH INCOME                     |
-------------------------------------------
|PIMCO VIT HIGH YIELD                     |
-------------------------------------------
|FRANKLIN ZERO COUPON 2010                |
-------------------------------------------
|PIMCO VIT TOTAL RETURN PORTFOLIO         |
-------------------------------------------
|PIMCO VIT REAL RETURN PORTFOLIO          |
-------------------------------------------
|FRANKLIN U.S.GOVERNMENT                  |
-------------------------------------------
|AZL MONEY MARKET]                        |
-------------------------------------------



S40796